           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 2001


     The section titled "Directors and Officers of the Company" at page 36 is amended as follows:

     A board of eight directors is responsible for overseeing the Funds' affairs. An executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, Jr. may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Funds, their business addresses and their principal occupations for the last five years are set forth below.

     Alvin R. Albe, Jr. is deleted as a director of the Company.

     Messrs. John A. Gavin and Patrick C. Haden are added as directors of the Company.

John A. Gavin (70)                           Founder and, since 1968, Chairman of
Director                                     Gamma Holdings, (international capital
c/o Mayer, Brown & Platt                     consulting firm); Member of the Latin
Counsel to the Independent                   America Strategy Board of Hicks, Muse,
Directors                                    Tate & Furst (leveraged buyout firm);
1675 Broadway                                Director, International Wire Group
New York, NY  10019                          (electrical wire manufacturer), KKCF, Inc.,
                                             (home  furnishings manufacturer) and Apex
                                             Mortgage Capital, Inc. (a REIT); Trustee
                                             and director of certain Merrill Lynch
                                             mutual funds.  From 1981 to 1986, Mr.
                                             Gavin was the United States Ambassador
                                             to Mexico.






Patrick C. Haden (48)                        Since 1997, General Partner, Riordan
Director                                     Lewis & Haden (a venture capital firm);
Riordan, Lewis & Haden                       director, Tetra Tech, Inc., (environmental
300 South Grand Avenue                       consulting) Elkay Plastics Co. Inc.,
Los Angeles, CA  90071                       Financial Pacific Insurance Group, Inc.,
                                             and IndyMac Mortgage Holdings
                                             (mortgage banking).

     The First paragraph in the section titled "Investment Advisory and Sub-Advisory Agreements" at page 40 is amended to read as follows:

     TCW Galileo Funds, Inc. (the "Company") and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The
Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of The TCW Group, Inc. Societe Generale Asset Management S.A. is a wholly owned subsidiary of Societe Generale, S.A., France's second largest public bank. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives. The adviser may reimburse third parties for shareholder servicing expenses provided the Class I shares from its investment advisory fees and other resources available to it.


                                                                   July 19, 2001